Exhibit 10.1

SEPARATION AGREEMENT AND GENERAL RELEASE

This Separation Agreement and General Release (the “Agreement”) by and between Michael Landenberger (“Employee”) Greenbacker Renewable Energy Company, LLC, Greenbacker Administration and Greenbacker Capital Management (collectively, “Employer”) (Employee and Employer shall be collectively referred to as the “Parties”) sets forth the Parties’ agreement governing the terms of Employee’s Termination from Employer and Employee’s general release of claims.

Whereas, Employee has been employed by Employer for a period of time; and

Whereas, Employee employment shall terminate on or before August 15, 2024; and

Whereas, the Employer wishes to offer Employee a separation payment in exchange for Employee’s general release of claims and other promises and covenants.

Now Therefore, in consideration of the covenants and mutual promises and agreements herein contained, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, it is agreed as follows:

1.           Termination Of Employment. Employee understands, acknowledges, and agrees that, on or around June26, 2024, he will deliver to Employer his written notice of resignation of employment with Employer, which resignation shall be effective on or around August 15, 2024 (the “Termination Date”), unless (i) Employer determines that Employee’s employment shall be terminated prior to the Termination Date, in its sole discretion, (ii) Employee voluntarily resigns his employment prior to the Termination Date, or (iii) Employer requests that Employee extend his employment past August 15, 2024, in which case, the Termination Date will be the actual date of the separation of Employee’s employment. The period between the date of this Agreement and the Termination Date shall be referred to as the “Transition Period.” Except as otherwise provided in this Agreement, Employee specifically waives, releases and discharges any right or entitlement he may have to any further wages, salary, incentive compensation, bonuses, commissions, incentive payments or other compensation or payments from Employer.

2.	Payments To Employee For Release And Covenants.

A.	In consideration of the complete execution of this Agreement by the Parties, the final and irrevocable effectiveness of this Agreement, and as a material inducement for Employee to execute this Agreement, Employer or its designee shall pay Employee the total amount of Three Hundred Thousand and 00/100 Dollars ($300,000.00), less all applicable withholdings for taxes and deductions (the “Release Payment”), to be paid in twelve (12) equal monthly installment payments of Twenty Five Thousand and 00/100 Dollars ($25,000.00) each, provided Employee fulfills all necessary conditions set forth in Section 2.B. herein. As additional consideration for Employee’s promises and covenants regarding non-disclosure of confidential information, Employer or its designee further agree to pay Employee the gross amount of One Thousand and 00/100 Dollars ($1,000.00), less all applicable withholdings for taxes and deductions (the “Business Payment”), provided Employee fulfills the necessary conditions set forth in Section 2.B. herein. The Release Payment and Business Payment shall be referred to, collectively, as the “Separation Payment.” Employer or its designee shall issue an IRS Form W-2 to Employee to reflect the Separation Payment.

Initials
Employer:
Employee:

B.	For Employee to be eligible for the Separation Payment as set forth in Section 2.A. of this Agreement, and as an express condition of receipt of the Separation Payment, Employee must fulfill the following:

a.	Execute the General Waiver and Release of Legal Claims attached hereto as Exhibit A, no earlier than the Termination Date, but no later than twenty-one (21) calendar days following the Termination Date, and forego the revocation rights expressly stated in Exhibit A. If Employee fails or refuses to execute the General Waiver and Release of Legal Claims attached hereto as Exhibit A, pursuant to the timeframe set forth herein, and to forego the revocation rights expressly stated in Exhibit A, he shall not be eligible to receive the Separation Payment specified in this Section. Provided that the Employee executes Exhibit A, pursuant to the timeframe set forth herein, and agrees to forego his revocation rights as described above, the Employer shall pay: (i) the first installment of the Release Payment to Employee within ten (10) business days of the Second Effective Date set forth in Section 3 of Exhibit A; (ii) each subsequent installment payment of the Release Payment within ten (10) business days of the 15th of each month; and (iii) the Business Payment within ten (10) business days of the Second Effective Date set forth in Section 3; and

b.	Comply with and/or complete the following, prior to the Termination Date, to the reasonable satisfaction to the Employer: (i) Employee shall work and cooperate, in good faith, to peacefully and effectively transition all duties, projects and work of Employer for which and whom Employee is responsible to Michael Cunningham, David Foss & Christopher Smith or any other employee of Employer who Employer shall designate; and (ii) Employee shall comply with all material terms of this Agreement;

D.	The Parties acknowledge and agree that after the Termination Date (as defined in Section 1 of the Agreement) or Employee’s last date of employment with Employer, whichever is earlier, except as set forth in this Agreement, neither Employer nor any of the Employer Releasees (as defined in Section 3 below) shall be under any further obligation to make or provide any payments or benefits to Employee or his attorney. Employee expressly represents, acknowledges and agrees that, except as set forth in this Agreement, he is entitled to no other wages, compensation, privileges, perquisites, benefits, or payments whatsoever from Employer or any of the Employer Releasees other than (a) any rights Employee may have with respect to any IRS-defined benefit plan, including, but not limited to, any right to receive any amounts in a 401(k) Plan account, (b) any rights Employee may have under COBRA to continuation of coverage under Employer’s group health or dental benefits plan, or (c) any rights Employee may have to unemployment compensation.

Initials
Employer:
Employee:

3.          Release Of Claims. In consideration of the obligations undertaken herein by Employer, Employee, for himself and his heirs, assigns, executors, administrators, agents, successors in interest, spouse and legal representatives, hereby expressly releases, acquits and forever discharges Employer, its current and former parents, subsidiaries, affiliates and each and all of their current or former agents, representatives, assigns, successors and insurers, and all persons acting by, through, under or in concert with any of them, and each of them (referred to collectively as the “Employer Releasees”), of and from any and all claims, causes of action, liabilities, of any kind or nature whatsoever, whether known or unknown, which Employee now has or at any time prior to this Agreement has had, owned or held, or claims to have, own or hold, resulting from, arising out of or connected with Employee’s employment with Employer or the termination of that employment, including, without limitation, any and all claims of any kind whatsoever resulting from, arising out of or connected with any other relationship between Employee and Employer or any of the Employer Releasees, Maine Human Rights Act, the Fair Labor Standards Act, the Maine Wage Payment Law (26 M.R.S.A.§ 621-A, et seq., and 26 M.R.S.A.§ 661, et seq.), Maine Family and Medical Leave Requirements, the New York State Human Rights Law (NY Exec. Law §§ 290 to 301), New York State Labor Law, New York City Human Rights Law (NYC Admin. Code §§ 8-101 to 8-703), New York State Civil Rights Law (NY Civ. Rights Law §§ 40-45), New York Workers’ Comp. Law § 125, New York City Earned Safe and Sick Time Act (NYC Admin. Code §§ 20-911 to 20-924), Title VII of the Civil Rights Act, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act, as amended, the Rehabilitation Act, or any other federal, state or local laws, regulations or ordinances relating to the payment of wages and other compensation or prohibiting employment discrimination, harassment or retaliation. Except as otherwise provided in this Agreement, Employee specifically waives, releases and discharges any right or entitlement he may have to any further wages, salary, incentive compensation, bonuses, commissions, incentive payments or other compensation or payments from Employer.

Employee represents, acknowledges and agrees that he has not filed any complaints, charges, actions, administrative charges or legal proceedings against Employer or any of the Employer Releasees with any federal, state or local governmental agency, court or other body (each individually a “Proceeding”) and that he (a) acknowledges that he will not file or initiate on his behalf any Proceeding against Employer or any of the Employer Releasees based upon conduct or matters occurring prior to the date of this Agreement and (b) waives any monetary benefit, recovery or relief against Employer and each or any of the Employer Releasees arising out of any Proceeding (regardless of who has filed or initiated the Proceeding). Notwithstanding the above, nothing in this paragraph shall be construed to interfere with Employee’s right, if any, to participate in an investigation or proceeding conducted by any government agency, including the Equal Employment Opportunity Commission (“EEOC”) or Maine Human Rights Commission (“MHRC”) or to file a charge or complaint with the EEOC or MHRC. However, the consideration provided to Employee in this Agreement shall be the sole relief provided for the claims that are released by Employee herein.

Initials
Employer:
Employee:

4.          Return Of Property. Employee acknowledges and agrees that Employee is obligated, on or before the Termination Date, to return all company-issued property (including, without limitation, laptops, cell phones, electronic equipment or other company-issued property), and originals and copies of all documents, and information in his then possession, custody or control to Employer. If Employee discovers any additional company-issued property remains in his possession, custody or control after the Termination Date, Employee acknowledges and agrees to return to Employer any such additional property within three (3) calendar days after the Employee discovers that such company-issued property is in his possession, custody or control.

5.           Employment Verification. Employee agrees to refer any request for information from Employee’s employers or prospective employers to Natallia Camargo, Chief People Officer. Employer hereby confirms that, consistent with its standard practice for responding to requests for employment references about its former Employees, upon receipt of a request for information from Employee’s employers or prospective employers seeking verification of his employment with Employer, Employer will provide or confirm only Employee’s employment status, dates of employment and job title. If Employee fails to comply with the obligations set forth in the first sentence of this Section, then Employer’s obligations under this Section shall cease. This provision is not intended to preclude Employee from seeking letters of reference from certain individuals who may be currently or formerly employed by Employer, provided those individuals do not represent that such references are provided on behalf of Employer.

6.           Non-Disclosure Of Confidential Information. Employee promises and agrees to maintain and ensure the strictest confidentiality of all confidential and proprietary information and materials concerning the business and practices of Employer which are not available generally to the public, confidential information of Employer’s clients or customers, Employer’s confidential customer lists, or confidential personnel information (specifically including, but not limited to: financial information; business forecasts and plans; marketing plans and promotional plans, proposals or strategies; client and customer lists and information; prospect lists and information; pricing information and methods; business methods; contracts; personnel information) (referred to collectively as “Confidential Information”), and not to directly or indirectly disclose or reveal any Confidential Information to any entity or person outside of Employer, and not to retain, use or misappropriate any Confidential Information for any purpose whatsoever. Employee is advised that, pursuant to Section 7(b) of the Defend Trade Secrets Act of 2016, he shall not be held criminally or civilly liable under any Federal or State trade secret law for the disclosure of a Trade Secret that (a) is made: (1) in confidence to a Federal, State, or local government official, either directly or indirectly, or to an attorney; and (2) solely for the purpose of reporting or investigating a suspected violation of law; or (b) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal.

7.           Non-Disparagement. Employee promises, covenants and agrees that he will never say, write, express, communicate or relate anything disparaging, defamatory or false about Employer or any of the Employer Releasees, or any of their business practices and activities, to any third person or entity, except when otherwise required by process of law. This provision should not be construed to interfere with Employee’s rights under Section 7 of the National Labor Relations Act. To the extent a court of competent jurisdiction finds this provision to be unenforceable, this provision shall be declared to be of no effect in such jurisdiction, and the remaining portions of this Agreement shall otherwise remain in full force and effect.

Initials
Employer:
Employee:

8.           ADEA/OWBPA Notice. In accordance with the Older Workers Benefit Protection Act of 1990 (“OWBPA”), in order to receive the benefits set forth herein, Employee agrees to the following: Employee agrees and expressly acknowledges that he is aware that this Agreement includes a waiver and release of all claims which he has or may have had under the Age Discrimination in Employment Act (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this Agreement:

a.	This paragraph, and this Agreement, are written in a manner calculated to be understood by Employee, and Employee acknowledges that he does understand them.

b.	The waiver and release of claims under the ADEA contained in this Agreement does not cover rights or claims that may arise after the date on which Employee signs this Agreement.

c.	This Agreement provides for consideration in addition to anything of value to which Employee is already entitled.

d.	Employee has been advised to consult an attorney before signing this Agreement.

e.	Employee has been granted twenty-one (21) days after he was presented with this Agreement to decide whether or not to sign this Agreement. If Employee executes this Agreement prior to the expiration of such period, Employee acknowledges that he has done so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

f.	Employee has the right to revoke this general release within seven (7) days of signing this Agreement. In the event this general release is revoked, this Agreement will be null and void in its entirety, and Employee will not receive any of its benefits.

g.	The Parties understand, acknowledge and agree that Employee may cancel this Agreement within seven (7) days of signing it. Therefore, this Agreement will not become effective or enforceable until the eighth (8th) day after Employee has signed this Agreement. The eighth (8th) day after Employee signs this Agreement is called the “Effective Date.”

If Employee wishes to revoke this Agreement, he must deliver written notice stating the intent to revoke this Agreement to (by email at natallia.camargo@greenbackercapital.com, or by registered, certified or overnight mail to the attention of: Natallia Camargo, Chief People Officer, Greenbacker Capital, 230 Park Avenue, Suite 1560, NY 10169), either by certified mail or overnight delivery on or before the seventh (7th) day after the date on which he has signed this Agreement.

Initials
Employer:
Employee:

9.           Severability and Blue Pencil. The provisions of this Agreement are severable. Should any provision of this Agreement be held by a court of competent jurisdiction to be enforceable only if modified, or if any portion of this Agreement shall be held as unenforceable and thus stricken, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties with any such modification to become a part hereof and treated as though originally set forth in this Agreement. The parties further agree that any such court is expressly authorized to modify any such unenforceable provision of this Agreement in lieu of severing such unenforceable provision from this Agreement in its entirety, whether by rewriting the offending provision, deleting any or all of the offending provision, adding additional language to this Agreement or by making such other modifications as it deems warranted to carry out the intent and agreement of the parties as embodied herein to the maximum extent permitted by law.

10.         Entire Agreement. This Agreement contains the entire agreement between the Parties with respect to the matters set forth herein and supersedes and replaces any and all prior and contemporaneous agreements, representations, promises or understandings of any kind between the parties, excluding only any promises by Employee regarding non-solicitation, non-competition, confidentiality or non-disclosure of Employer information or property. No modification, amendment or waiver of any of the provisions of this Agreement shall be effective unless in writing and signed by both Parties.

11.         Mutual Confidentiality. Employee promises, covenants and agrees not to discuss, disclose or divulge the terms, contents or existence of this Agreement to any person, and not to show this Agreement to any person, except his financial, legal or tax advisor or spouse (each of whom shall be informed of this confidentiality provision and must first agree to keep this information confidential), or when otherwise required by law or process of law. The foregoing provision is not intended to prevent Employee from providing truthful and accurate information as otherwise required by applicable law or for the specific purpose of enforcing the terms of this Agreement.

Likewise, Employer promises, covenants and agrees not to authorize anyone to discuss, disclose or divulge the terms, contents or existence of this Agreement to any person, and not to show this Agreement to any person, except their financial, legal or tax advisor (each of whom shall be informed of this confidentiality provision and must first agree to keep this information confidential), or when otherwise required by law or process of law. The foregoing provision is not intended to prevent Employer from providing truthful and accurate information as otherwise required by applicable law or for the specific purpose of enforcing the terms of this Agreement.

Notwithstanding any other provision of this Agreement or any prior confidentiality agreement between or among any of the Parties, Employer and the Employer Releasees may disclose information relating to this Agreement, and any information provided by Employee or Employee’s Attorneys, to Employer and the Employer Releasees’ accountants, auditors, insurers and reinsurers and to government agencies as required by law. To the extent the permission of any court or government agency or a modification of any confidentiality order or protective order is needed to implement the purposes of this provision, each Party agrees to cooperate in seeking such permission or modification.

Initials
Employer:
Employee:

12.         Binding Effect. This Agreement, and all the provisions contained herein, shall be binding upon, and shall inure to the benefit of, the Parties hereto, and their respective heirs, successors and assigns.

13.         Governing Law, Forum and Jury Waiver. This Agreement and any disputes arising in connection with it shall be construed and governed in accordance with the laws of the State of Maine. Any dispute arising under or in connection with this Agreement or related to any matter which is the subject of the Agreement shall be subject to the exclusive jurisdiction of the state and/or federal courts located in Maine. Employee agrees that any legal action brought under this section shall be heard before a single judge in any court of competent jurisdiction in the State of Maine, and Employee expressly waives his right to a trial by jury.

14.         Waiver Of Breach. A waiver by any Party of a breach of any of the provisions of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement or of any subsequent breach of the same or any other provisions of this Agreement. The understandings and representations of the Parties set forth in this Agreement shall survive any breach of this Agreement and be enforceable by any non-breaching Party.

15.         Injunctive Relief. Employee acknowledges and agrees that the terms of this Agreement are reasonable and that Employee’s compliance with this Agreement is necessary to protect the business and good-will of Employer and that any actual or prospective breach of Employee’s promises or covenants in this Agreement will cause irreparable harm to Employer and that the damages arising therefrom would be difficult, if not impossible, to ascertain. Accordingly, if Employee breaches or attempts to breach any of the promises or covenants in this Agreement, Employer shall be entitled to obtain immediate temporary, preliminary and permanent injunctive relief by any court of competent jurisdiction, to enforce the terms of this Agreement and enjoin Employee from continuing or commencing any activity which would violate this Agreement, in addition to any and all other rights or remedies available to Employer under applicable law. Nothing in this Section 15 is intended to preclude Employer from pursuing any and all other remedies that may be available to it in law or at equity, or any other remedies available to Employer pursuant to this Agreement.

16.         Remedies Upon Breach. Employee acknowledges and agrees that, in the event he breaches any of the terms or provisions of this Agreement, nothing herein shall be construed to preclude or limit Employer from asserting claims or filing a lawsuit against Employee for the purpose of (a) enforcing its rights under this Agreement, (b) recovering moneys paid or benefits provided under this Agreement, or (c) pursuing any other rights and remedies available under law. This Agreement may be introduced as evidence in a proceeding or court action only for purposes of enforcing its terms or to evidence the Parties’ intent in executing it. Employee further agrees that he will reimburse Employer for all reasonable attorneys’ fees and costs Employer incurs in ensuring Employee’s compliance with this Agreement or instituting any legal action related to any alleged breach of this Agreement by Employee. In addition, Employee acknowledges, understands and agrees that if he breaches any provision of this Agreement, he will cease to be eligible for any payments and benefits under this Agreement and Employer may, in its sole discretion, discontinue remaining installments, payments and benefits, if any, under Section 2 of this Agreement, and may require Employee to reimburse the value of payments and benefits previously paid to Employee under any provision of this Agreement.

Initials
Employer:
Employee:

17.         Further Execution. Both parties agree to cooperate fully and to execute any and all supplementary documents and to take all additional actions that may be necessary or appropriate to give full force to the basic terms and intent of this Agreement and which are not inconsistent with its terms.

18.         Headings. The use of headings in this Agreement is only for ease of reference and the headings have no effect and are not to be considered part or a term of this Agreement.

[The remainder of this page is left blank intentionally.]

Initials
Employer:
Employee:

In Witness Whereof, the Parties hereto have executed this Agreement as of the date and year set forth below.

I have read everything in this Agreement, and I understand everything that is in this Agreement. I understand that this Agreement is a contract and a legal document and that I should talk to my lawyer about it before signing it. I understand and have been told by Employer that I may take 21 days to decide whether or not I want to sign this Agreement. I acknowledge and agree that if I decide to sign this Agreement prior to considering it for 21 days, I do so knowingly and voluntarily and by so doing waive my right to use the full 21 days to consider this Agreement. I hereby state that I have had all of the time I want and need to talk to a lawyer about this Agreement before signing it. No one has made me any promises to get me to sign this Agreement, except for the promises that are written on this Agreement itself. No one has forced me to sign this Agreement and I sign it of my own free will. I understand that I can cancel this Agreement within 7 days if I want to. I hereby accept and agree to all of the terms of this Agreement.

Date:	6/28/2024
Michael Landenberger

Greenbacker Renewable Energy Company, Greenbacker Administration, Greenbacker Capital Management

Date:	6/28/2024	By:
Name:	Christopher Smith

Its:	CFO

Initials
Employer:
Employee:

EXHIBIT A

GENERAL WAIVER AND RELEASE OF LEGAL CLAIMS

1.         Release Of Claims. In consideration of the obligations undertaken herein by Employer, Employee, for himself and his heirs, assigns, executors, administrators, agents, successors in interest, spouse and legal representatives, hereby expressly releases, acquits and forever discharges Employer, its current and former parents, subsidiaries, affiliates and each and all of their current or former agents, representatives, assigns, successors and insurers, and all persons acting by, through, under or in concert with any of them, and each of them (referred to collectively as the “Employer Releasees”), of and from any and all claims, causes of action, liabilities, of any kind or nature whatsoever, whether known or unknown, which Employee now has or at any time prior to this Agreement has had, owned or held, or claims to have, own or hold, resulting from, arising out of or connected with Employee’s employment with Employer or the termination of that employment, including, without limitation, any and all claims of any kind whatsoever resulting from, arising out of or connected with any other relationship between Employee and Employer or any of the Employer Releasees, Maine Human Rights Act, the Fair Labor Standards Act, the Maine Wage Payment Law (26 M.R.S.A.§ 621-A, et seq., and 26 M.R.S.A.§ 661, et seq.), Maine Family and Medical Leave Requirements, the New York State Human Rights Law (NY Exec. Law §§ 290 to 301), New York State Labor Law, New York City Human Rights Law (NYC Admin. Code §§ 8-101 to 8-703), New York State Civil Rights Law (NY Civ. Rights Law §§ 40-45), New York Workers’ Comp. Law § 125, New York City Earned Safe and Sick Time Act (NYC Admin. Code §§ 20-911 to 20-924), Title VII of the Civil Rights Act, as amended, the Age Discrimination in Employment Act, the Americans with Disabilities Act, as amended, the Rehabilitation Act, or any other federal, state or local laws, regulations or ordinances relating to the payment of wages and other compensation or prohibiting employment discrimination, harassment or retaliation. Except as otherwise provided in this Agreement, Employee specifically waives, releases and discharges any right or entitlement he may have to any further wages, salary, incentive compensation, bonuses, commissions, incentive payments or other compensation or payments from Employer.

Employee represents, acknowledges and agrees that he has not filed any complaints, charges, actions, administrative charges or legal proceedings against Employer or any of the Employer Releasees with any federal, state or local governmental agency, court or other body (each individually a “Proceeding”) and that he (a) acknowledges that he will not file or initiate on his behalf any Proceeding against Employer or any of the Employer Releasees based upon conduct or matters occurring prior to the date of this Agreement and (b) waives any monetary benefit, recovery or relief against Employer and each or any of the Employer Releasees arising out of any Proceeding (regardless of who has filed or initiated the Proceeding). Notwithstanding the above, nothing in this paragraph shall be construed to interfere with Employee’s right, if any, to participate in an investigation or proceeding conducted by any government agency, including the Equal Employment Opportunity Commission (“EEOC”) or Maine Human Rights Commission (“MHRC”), or to file a charge or complaint with the EEOC or MHRC. However, the consideration provided to Employee in this Agreement shall be the sole relief provided for the claims that are released by Employee herein.

Initials
Employer:
Employee:

2.          ADEA/OWBPA Notice. In accordance with the Older Workers Benefit Protection Act of 1990 (“OWBPA”), in order to receive the benefits in this Agreement, Employee agrees to the following: Employee agrees and expressly acknowledges that he is aware that this document includes a waiver and release of all claims which he has or may have had under the Age Discrimination in Employment Act (“ADEA”). The following terms and conditions apply to and are part of the waiver and release of the ADEA claims under this release document:

a.	This paragraph, and this release, are written in a manner calculated to be understood by Employee, and Employee acknowledges that he does understand them.

b.	The waiver and release of claims under the ADEA contained in this Agreement does not cover rights or claims that may arise after the date on which Employee signs this release.

c.	This release provides for consideration in addition to anything of value to which Employee is already entitled.

d.	Employee has been advised to consult an attorney before signing this release.

e.	Employee has been granted twenty-one (21) days after he was presented with this Agreement to decide whether or not to sign this release. If Employee executes this release prior to the expiration of such period, Employee acknowledges that he has done so voluntarily and after having had the opportunity to consult with an attorney, and hereby waives the remainder of the twenty-one (21) day period.

f.	Employee has the right to revoke this general release within seven (7) days of signing this release. In the event this general release is revoked, this release and the Agreement will be null and void in its entirety, and Employee will not receive any of its benefits.

g.	The Parties understand, acknowledge and agree that Employee may cancel this release within seven (7) days of signing it. Therefore, this release will not become effective or enforceable until the eighth (8th) day after Employee has signed this release. The eighth (8th) day after Employee signs this release is called the “Second Effective Date.”

If Employee wishes to revoke this Agreement, he must deliver written notice stating the intent to revoke this Agreement to (by email at natallia.camargo@greenbackercapital.com, or by registered, certified or overnight mail to the attention of: Natallia Camargo, Chief People Officer, Greenbacker Capital, 230 Park Avenue, Suite 1560, NY 10169), either by certified mail or overnight delivery on or before the seventh (7th) day after the date on which he has signed this Agreement.

Initials
Employer:
Employee:

3.           No Other Payments Or Benefits. The Parties acknowledge and agree that after the Termination Date (as defined in Section 1 of the Agreement) or Employee’s last date of employment with Employer, whichever is earlier, except as set forth in this Agreement, neither Employer nor any of the Employer Releasees (as defined in Section 1 above) shall be under any further obligation to make or provide any payments or benefits to Employee or his attorney. Employee expressly represents, acknowledges and agrees that, except as set forth in this Agreement, he is entitled to no other wages, compensation, privileges, perquisites, benefits, or payments whatsoever from Employer or any of the Employer Releasees other than (a) any rights Employee may have with respect to any IRS-defined benefit plan, including, but not limited to, any right to receive any amounts in a 401(k) Plan account, (b) any rights Employee may have under COBRA to continuation of coverage under Employer’s group health or dental benefits plan, or (c) any rights Employee may have to unemployment compensation.

4.           Consent and Acknowledgment. Employee has read everything in this release, Employee understands everything in this release, and Employee acknowledges that it is a legally binding instrument. Employee understands and Employee has been told by Employer that Employee may take 21 days to decide whether or not Employee wants to sign this release. Employee acknowledges and agrees that if Employee decides to sign this release prior to considering it for 21 days, Employee does so knowingly and voluntarily and by so doing waive my right to use the full 21 days to consider this release. Employee hereby states that Employee has had all of the time Employee wants and needs to talk to a lawyer about this release before signing it. No one has made me any promises to get his to sign this release, except for the promises that are written in this release itself. No one has forced him to sign this release and Employee signs it of his own free will. Employee understands that Employee can cancel and revoke this release within 7 days if Employee wants to, but that Employee will not be eligible to receive any benefits under Section 2 of the Agreement if Employee does so. Employee hereby accepts and agrees to all of the terms of this release.

Date:
Michael Landenberger

Initials
Employer:
Employee: